FOURTH AMENDMENT AND WAIVER, dated as of March 10, 1995
(this "Amendment and Waiver"), among REEVES BROTHERS, INC., a Delaware corporation (the "Company"), REEVES INDUSTRIES, INC., a Delaware corporation (the "Parent"), the several banks and other financial institutions from time to time parties to the Credit Agreement referred to below (the "Banks") and CHEMICAL BANK as agent for the Banks (in such capacity, the "Agent").


                           W I T N E S S E T H :


          WHEREAS, the Company, the Parent, the Agent and the Banks are parties to the Credit Agreement, dated as of August 6, 1992 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"; terms defined in the Credit Agreement shall have their defined meanings when used herein, unless otherwise defined herein);

          WHEREAS, Reeves S.p.A., a Restricted Subsidiary of the
Company, plans to issue hybrid convertible debentures substantially in the form of Exhibit A hereto (the "Convertible
Debentures") to the Company and to Reeves Penna Inc., a Restricted Subsidiary of the Company, in an aggregate principal amount equivalent to $30 million;

          WHEREAS, the Company and the Parent have requested that the Banks waive compliance with certain provisions of subsections
7.2 (Limitation on Indebtedness) and 7.9 (Limitation on Investments, Loans and Advances) of the Credit Agreement to the extent the provisions of such subsections would be violated by the transactions contemplated by the issuance of the Convertible Debentures and the Banks are willing to waive compliance with such subsections on the terms and conditions of this Amendment and Waiver; and

          WHEREAS, the Company and the Parent have requested, and the Banks have agreed, subject to the terms and conditions of this Amendment and Waiver, to extend the Termination Date of the Credit Agreement to April 1, 1996 and to amend certain other provisions of the Credit Agreement as provided for herein;

          NOW, THEREFORE, in consideration of the premises and mutual agreements herein contained and for other good and valuable consideration, the undersigned agree as follows:


     SECTION 1.     WAIVER OF SUBSECTIONS 7.2 and 7.9
                    OF THE CREDIT AGREEMENT

          1.1 Waiver of Subsections 7.2 (Limitation on Indebtedness) and 7.9 (Limitation on Investments, Loans and Advances). The provisions of subsections 7.2 and 7.9 of the Credit Agreement are hereby waived to the extent and only to the extent such provisions would be violated by the issuance of the Convertible Debentures by Reeves S.p.A.; provided, that the Convertible Debentures shall be substantially in the form of Exhibit A.


     SECTION 2.     AMENDMENT OF SUBSECTIONS
                    1.1, 7.1(b) and 7.8
                    OF THE CREDIT AGREEMENT

          2.1 Amendment of Subsection 1.1 (Defined Terms). Subsection 1.1 of the Credit Agreement is hereby amended by deleting the date "December 31, 1995" from the definition of "Termination Date" and inserting in lieu thereof "April 1, 1996".

          2.2 Amendment of Subsection 7.1(b) (Maintenance of Net Worth). Subsection 7.1(b) of the Credit Agreement is hereby amended by deleting the terms "through 12/31/95" from the last line thereof and substituting in lieu thereof the words "and thereafter".

          2.3  Amendment of Subsection 7.8 (Limitation on Capital
Expenditures). Subsection 7.8 of the Credit Agreement is hereby amended by inserting at the end of the table included therein the following:

               "1996   15,000,000".


     SECTION 3.     AMENDMENT OF SUBSECTION 7.1(c)
                    OF THE CREDIT AGREEMENT

       3.1 Amendment of Subsection 7.1(c) (Consolidated EBIT Interest Coverage). Subsection 7.1(c) of the Credit Agreement is hereby amended by (i) inserting after the date "12/31/95" in the last line thereof the words "and any quarter thereafter" and (ii) deleting the Interest Coverage Ratio of "2.00 to 1.0" for the four quarters ending 12/31/94 and substituting in lieu thereof "1.90 to 1.0".



     SECTION 4.     REPRESENTATIONS AND WARRANTIES;
                    CONDITIONS PRECEDENT TO THE
                    EFFECTIVENESS OF THIS
                    AMENDMENT AND WAIVER.

       4.1 Representations; No Default. On and as of the date hereof and after giving effect to this Amendment and Waiver and the transactions contemplated hereby, each of the Company and the Parent hereby (i) confirms, reaffirms and restates the representations and warranties set forth in Section 4 of the Credit Agreement, except to the extent that such representations and warranties relate solely to an earlier date in which case each of the Company and the Parent hereby confirms, reaffirms and restates such representations and warranties for such earlier date, provided that the references to the Credit Agreement therein shall be deemed to be to the Credit Agreement as amended by this Amendment and (ii) represents that no Default or Event of Default has occurred and is continuing.

       4.2 Conditions Precedent to Effectiveness. This Amendment and Waiver shall become effective on the date (the "Amendment
Effective Date") on which all of the following conditions precedent have been satisfied or waived:


       (i) the Agent shall have received counterparts of this Amendment and Waiver executed by the Company, the Parent and the Banks;

       (ii) the Agent shall have received, with a counterpart for each Bank, the executed legal opinion of Augustus I. duPont, Esq., general counsel to the Company and the Parent, in each case reasonably satisfactory in form and substance to the Agent and its counsel.

       (iii) the Agent shall have received, with a counterpart for each Bank, a certificate of the Secretary or an Assistant Secretary of the Company and the Parent, dated the date hereof, as to the incumbency and signature of the officers of the Company and the Parent executing this Amendment and Waiver and any certificate or other document to be delivered by it pursuant hereto, together with evidence of the incumbency of such Secretary or Assistant Secretary;

       (iv) the Agent shall have received a copy of the resolutions (in form and substance reasonably satisfactory to the Agent and its counsel) of the Board of Directors of each of the Parent and the Company authorizing, to the extent that each is a party thereto, the execution, delivery and performance of this Amendment and Waiver, and each transaction contemplated hereby, certified by the Secretary or an Assistant Secretary of the Parent and the Company as of the Amendment Effective Date, which certificate shall state that the resolutions thereby certified have not been amended, modified, revoked or rescinded as of the date of such certificate;

       (v) each of the representations and warranties made by the Parent and its Subsidiaries in or pursuant to this Amendment and Waiver, the Credit Agreement as amended by this Amendment and Waiver and any other Loan Document to which it is a party and the representations of the Parent and its Subsidiaries which are contained in any certificate, document or financial or other statement furnished under or in connection herewith or therewith on or before the Amendment Effective Date shall be true and correct in all material respects on and as of the Amendment Effective Date as if made on and as of such date both before and after giving effect hereto;

       (vi) no Default or Event of Default shall have occurred and be continuing after giving effect to this Amendment and Waiver and the transactions contemplated hereby; and

       (vii) all corporate and other proceedings and all other documents and legal matters in connection with the transactions contemplated by this Amendment and Waiver shall be reasonably satisfactory in form and substance to the Agent and its counsel.


     SECTION 6.  MISCELLANEOUS

       6.1 Expenses. The Company and the Parent agree to pay all legal costs and expenses in connection with this Amendment and Waiver.

       6.2 Limited Effect. Except as expressly amended, modified, waived or supplemented hereby, the provisions of the Credit Agreement and other Loan Documents are and shall remain in full force and effect and any amendment, modification, waiver or supplement contained herein shall be limited precisely as drafted and shall not constitute an amendment, modification, waiver or supplement of any other terms or provisions of the Credit Agreement or any other Loan Document.

       6.3 Counterparts. This Amendment and Waiver may be signed in any number of counterparts, each of which shall constitute an original, and all of which taken together shall constitute a single agreement with the same effect as if the signature thereto and hereto were upon the same instrument.

       6.4  GOVERNING LAW.  THIS AMENDMENT AND WAIVER SHALL BE
GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH,
THE LAWS OF THE STATE OF NEW YORK.


       IN WITNESS WHEREOF, the parties hereto have caused this Amendment and Waiver to be executed and delivered by their respective duly authorized officers as of the date first above written.


                              REEVES BROTHERS, INC.

                              By:  /s/ Steven W. Hart
                                  _______________________________
                                  Title:  Executive Vice President
                                          and Chief Financial
                                          Officer


                              REEVES INDUSTRIES, INC.

                              By:  /s/ Steven W. Hart
                                  _______________________________
                                  Title:  Executive Vice President
                                          and Chief Financial
                                          Officer


                              CHEMICAL BANK,
                                as Agent and as a Bank

                              By:  /s/ Peter C. Eckstein
                                  _______________________________
                                  Title: Vice President


                              BANK OF BOSTON CONNECTICUT

                              By:  /s/ W. Lincoln Schoff, Jr.
                                  _______________________________
                                  Title: Director